UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 27, 2021

MONITRONICS INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-110025	74-2719343
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

1990 Wittington Place
Farmers Branch, Texas 75234
(Address of principal executive offices, including zip code)

(972) 243-7443
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Monitronics International, Inc. (the “Company”) entered into an agreement (the “Termination Agreement”) with the holders of the Company’s common stock who are parties to the Registration Rights Agreement, dated as of August 30, 2019 (the “Registration Rights Agreement”), pursuant to which the Registration Rights Agreement, and all rights and obligations of the parties thereunder, were terminated in their entirety immediately upon the execution of the Termination Agreement.

A copy of this Termination Agreement is filed as Exhibit 10.1 and is incorporated herein by reference.

Item 1.02. Termination of a Material Definitive Agreement.

The information set forth above under Item 1.01 is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Termination Agreement, dated as of January 27, 2021, by and among Monitronics International, Inc. and the holders named herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 1, 2021

MONITRONICS INTERNATIONAL, INC.

By:	/s/ Fred A. Graffam
	Name:	Fred A. Graffam
	Title:	Chief Financial Officer, Executive Vice President and Assistant Secretary

3